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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.


                       Date of Report         May 14, 2003


                         SBA COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)

            Florida                      000-30110               65-0716501
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  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


      5900 Broken Sound Parkway NW          Boca Raton, Florida         33487
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(Address of principal executive offices)                             (Zip code)


                                 (561) 995-7670
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              (Registrant's telephone number, including area code)

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Item 7     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits:

           99.1  Press release dated May 14, 2003

Item 9.    Regulation FD Disclosure

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

      On May 14, 2003, SBA Communications Corporation issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 14, 2003                                        /s/  John F. Fiedor
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                                                    John F. Fiedor
                                                    Chief Accounting Officer